                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549


                                  ___________



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  May 27, 1998



                      EASTERN ENVIRONMENTAL SERVICES, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                              0-16102           59-2840783
------------------------------------------      -------        ----------------
(State or other jurisdiction                  (Commission       (IRS Employer
  of Incorporation)                           File Number)    Identification #)

       1000 Crawford Place
       Mt. Laurel, New Jersey                     08054
------------------------------------------      -------
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:(609) 235-6009
                                                   --------------



                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  Other Events.
         -------------

     Pursuant to a Registration Statement on Form S-3 (Registration No. 333-49613), as amended (the "Registration Statement"), filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on May 1, 1998, the Registrant registered shares of common stock, shares of preferred stock, depository shares, debt securities and warrants to purchase debt securities, depository shares, preferred stock or common stock of the Registrant (collectively, the "Registered Securities"), to be offered to the public on a delayed or continuous basis pursuant to Rule 415 under the Act, at an aggregate initial offering price not to exceed U.S. $400 million. Reference is made to the Registration Statement for further information concerning the terms of the Registered Securities and the offering thereof.

     On May 20, 1998, an Underwriting Agreement (the "Underwriting Agreement") was executed by the Registrant, certain stockholders of the Registrant (the "Selling Stockholders") and Smith Barney, Inc., CIBC Oppenheimer Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Pacific Growth Equities, Inc. (collectively, the "Representatives"), as representatives of the several underwriters named therein, relating to the public offering of 7,000,000 shares of the Registrant's common stock, par value $.01 per share (the "Common Stock"), plus up to an additional 1,125,000 shares of Common Stock to cover over-allotments, to be issued and sold by the Registrant (collectively, the "Company Shares") and 500,000 shares of Common Stock to be sold by the Selling Stockholders (the "Selling Stockholder Shares" and, together with the Company Shares, the "Shares").

     The sale of the Shares was consummated on May 27, 1998. The Shares were offered and sold pursuant to a Preliminary Prospectus Supplement dated May 6, 1998 to the prospectus in the Registration Statement and a Prospectus Supplement dated May 20, 1998 to the prospectus in the Registration Statement, each of which was filed with the Commission pursuant to Rule 424(b) of the Act.

     The Underwriting Agreement is filed as Exhibit 1 hereto. The opinion of Drinker Biddle & Reath LLP, counsel to the Registrant, concerning certain legal matters with respect to the validity of the Shares is filed as Exhibit 5 hereto. Such opinion includes the consent of Drinker Biddle & Reath LLP to the reference of its name in the Preliminary Prospectus Supplement and the Prospectus Supplement.

     The Registrant is filing this Current Report on Form 8-K in order to cause the Underwriting Agreement and the opinion and consent of Drinker Biddle & Reath LLP to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Registrant does not believe that the Underwriting Agreement, the opinion and consent of Drinker Biddle & Reath LLP or the information set forth herein represents, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

ITEM 7.  Financial Statements and Exhibits.
         ---------------------------------

The following exhibits are being filed with this Form 8-K:

Exhibit                  Document
-------                  --------

1 Underwriting Agreement dated May 20, 1998 among the Registrant, the Selling Stockholders and the Representatives

5            Opinion of Drinker Biddle & Reath LLP

23           Consent of Drinker Biddle & Reath LLP (included in Exhibit 5)
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                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EASTERN ENVIRONMENTAL SERVICES, INC.



Date:  May 27, 1998                         By:/s/ Gregory M. Krzemien
                                               ---------------------------
                                               Gregory M. Krzemien,
                                               Chief Financial Officer

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                                 Exhibit Index
                                 -------------



Exhibit                     Document
-------                     --------

1 Underwriting Agreement dated May 20, 1998 among the Registrant, the Selling Stockholders and the Representatives

5               Opinion of Drinker Biddle & Reath LLP

23              Consent of Drinker Biddle & Reath LLP (included in Exhibit 5)